Non-current financial assets	12 Months Ended
Dec. 31, 2021
Non-current financial assets.
Non-current financial assets

Note 5 : Non-current financial assets

	AS OF DECEMBER 31,
(amounts in thousands of euros)	2020	2021
Cash reserve related to the liquidity agreement	80	72
Guarantee deposit related to the non-convertible bonds (Kreos 2018 contract)	320	—
Guarantee deposit related to the 2021 Kreos loan contract (see note 12.2.3)	—	104
Deferred day one loss related to debt component of the convertible notes and warrants issued to Kreos in 2021	—	1,065
Miscellaneous	13	10
Total non-current financial assets	413	1,251

Deferred day one losses related to the debt component of the convertible notes and to the warrants issued to Kreos in 2021 were recognized at issuance date. The deferred day one losses are amortized over the maturity of the related instruments. See Note 12.2.3.